Annual Report

31 August 2015

SSGA Funds

Money Market Funds

SSGA Money Market Fund

SSGA U.S. Government Money Market Fund

SSGA Funds

Money Market Funds

Annual Report

August 31, 2015

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSGA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

SSGA Money Market Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2015	$1,000.00	$1,000.00
Ending Account Value
August 31, 2015	$1,000.00	$1,024.09
Expenses Paid During Period*	$1.11	$1.12

*	Expenses are equal to the Fund’s annualized expense ratio of 0.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

2	SSGA Money Market Fund

SSGA Money Market Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Certificates of Deposit - 30.9%
Bank of Montreal (next reset date 09/15/15) (a)	25,000,000	0.318	01/15/16	25,000,000
Bank of Montreal (next reset date 09/18/15) (a)	40,000,000	0.360	01/15/16	40,000,000
Bank of Montreal (next reset date 09/22/15) (a)	12,000,000	0.365	01/22/16	11,999,771
Bank of Nova Scotia (next reset date 09/08/15) (a)	24,000,000	0.291	11/05/15	24,000,000
Bank of Nova Scotia (next reset date 09/08/15) (a)	55,000,000	0.344	11/06/15	55,000,000
Bank of Nova Scotia (next reset date 09/10/15) (a)	35,000,000	0.292	02/05/16	35,000,000
Bank of Tokyo - Mitsubishi	35,000,000	0.260	09/18/15	35,000,000
Bank of Tokyo - Mitsubishi	30,000,000	0.270	10/14/15	30,000,000
BNP Paribas	35,000,000	0.260	09/10/15	35,000,000
BNP Paribas	40,000,000	0.350	12/04/15	40,000,000
Canadian Imperial Bank of Commerce (next reset date 09/16/15) (a)	20,000,000	0.318	02/16/16	20,000,000
Citibank NA	23,000,000	0.180	09/08/15	23,000,000
Citibank NA	30,000,000	0.250	11/03/15	30,000,000
Credit Agricole Corporate & Investment Bank	65,000,000	0.270	09/09/15	65,000,000
ING Bank NV	75,000,000	0.285	10/01/15	75,000,000
ING Bank NV	20,000,000	0.330	10/19/15	20,000,000
ING Bank NV	25,000,000	0.390	12/14/15	25,000,000
Rabobank Nederland NV	25,000,000	0.259	09/11/15	25,000,000
Rabobank Nederland NV	13,000,000	0.240	09/18/15	13,000,000
Rabobank Nederland NV	30,000,000	0.240	09/18/15	30,000,000
Royal Bank of Canada (next reset date 09/08/15) (a)	40,000,000	0.344	01/07/16	40,000,000
Societe Generale	25,000,000	0.290	09/04/15	25,000,000
Sumitomo Mitsui Banking Corp.	25,000,000	0.290	10/26/15	25,000,000
Svenska Handelsbanken AB	50,000,000	0.210	09/02/15	50,000,007
Svenska Handelsbanken AB	20,000,000	0.235	09/21/15	20,000,056
Svenska Handelsbanken AB	27,000,000	0.260	10/26/15	26,999,999
Svenska Handelsbanken AB (next reset date 09/15/15) (a)	15,000,000	0.348	01/15/16	15,000,000
Toronto Dominion Bank (next reset date 09/14/15) (a)	25,000,000	0.363	02/12/16	25,000,000
Toronto Dominion Bank (next reset date 09/28/15) (a)	35,000,000	0.349	05/26/16	35,000,000
Toronto Dominion Bank (next reset date 10/02/15) (a)	23,000,000	0.313	04/04/16	23,000,000
UBS AG	40,000,000	0.320	11/17/15	40,000,000
Wells Fargo Bank NA (next reset date 09/08/15) (a)	30,000,000	0.319	03/07/16	30,000,000
Wells Fargo Bank NA (next reset date 09/09/15) (a)	30,000,000	0.302	01/11/16	30,000,000
Westpac Banking Corp. (next reset date 09/25/15) (a)	14,000,000	0.319	04/25/16	14,000,000

Total Certificates of Deposit (cost $1,055,999,833)				1,055,999,833

Financial Company Commercial Paper - 30.3%
Australia & New Zealand Banking Group Ltd. (next reset date 09/04/15) (a)(b)	11,000,000	0.302	05/04/16	10,999,614
Australia & New Zealand Banking Group Ltd. (next reset date 09/15/15) (a)(b)	10,500,000	0.298	10/15/15	10,500,000
Australia & New Zealand Banking Group Ltd. (next reset date 09/15/15) (a)(b)	10,500,000	0.298	10/15/15	10,500,000
Australia & New Zealand Banking Group Ltd. (next reset date 09/21/15) (a)(b)	6,000,000	0.345	01/19/16	6,000,000
Caisse des Depots et Consignations (b)	20,000,000	0.240	10/07/15	19,995,200
Caisse des Depots et Consignations (b)	25,000,000	0.230	10/22/15	24,991,854
Caisse des Depots et Consignations (b)	30,000,000	0.260	11/02/15	29,986,567
Commonwealth Bank of Australia (b)	25,000,000	0.210	09/15/15	24,997,958
DBS Bank Ltd. (b)	25,000,000	0.220	09/08/15	24,998,930
DBS Bank Ltd. (b)	25,000,000	0.230	09/10/15	24,998,562

SSGA Money Market Fund	3

SSGA Money Market Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

DBS Bank Ltd. (b)	25,000,000	0.250	09/23/15	24,996,181
DnB Bank ASA (b)	50,000,000	0.240	09/25/15	49,992,000
DnB Bank ASA (b)	35,000,000	0.359	11/23/15	35,000,000
Erste Abwicklungsanstalt (b)	25,000,000	0.240	09/22/15	24,996,500
Erste Abwicklungsanstalt (b)	25,000,000	0.210	10/01/15	24,995,625
Erste Abwicklungsanstalt (b)	25,000,000	0.210	10/05/15	24,995,042
Erste Abwicklungsanstalt (b)	25,000,000	0.320	11/30/15	24,980,000
General Electric Capital Corp.	5,000,000	0.252	09/03/15	5,000,000
General Electric Capital Corp.	25,000,000	0.200	09/15/15	24,998,056
General Electric Capital Corp. (next reset date 09/04/15) (a)	5,000,000	0.282	10/30/15	5,000,000
HSBC Bank PLC (next reset date 09/21/15) (a)(b)	18,000,000	0.321	12/21/15	18,000,000
HSBC Bank PLC (next reset date 09/23/15) (a)(b)	20,000,000	0.330	11/23/15	20,000,000
Nordea Bank AB (b)	50,000,000	0.210	09/10/15	49,997,375
Nordea Bank AB (b)	50,000,000	0.245	09/23/15	49,992,514
Nordea Bank AB (b)	25,000,000	0.260	10/26/15	24,990,069
NRW.Bank (b)	50,000,000	0.190	09/21/15	49,994,722
NRW.Bank (b)	50,000,000	0.185	10/02/15	49,992,035
Skandinaviska Enskilda Banken AB (b)	35,000,000	0.240	09/09/15	34,998,133
Skandinaviska Enskilda Banken AB (b)	20,000,000	0.250	09/15/15	19,998,056
Skandinaviska Enskilda Banken AB (b)	16,400,000	0.260	09/15/15	16,398,342
Skandinaviska Enskilda Banken AB (b)	15,000,000	0.250	09/16/15	14,998,437
Skandinaviska Enskilda Banken AB (b)	32,730,000	0.250	10/15/15	32,719,999
Societe Generale (b)	45,000,000	0.290	11/02/15	44,977,525
Standard Chartered Bank (b)	40,000,000	0.260	09/09/15	39,997,689
Standard Chartered Bank (b)	20,000,000	0.260	09/21/15	19,997,111
Standard Chartered Bank (b)	25,000,000	0.270	10/23/15	24,990,250
Swedbank AB	50,000,000	0.310	11/27/15	49,962,542
Toyota Motor Credit Corp. (next reset date 09/08/15) (a)	15,000,000	0.292	01/13/16	15,000,000
Westpac Banking Corp. (next reset date 09/11/15) (a)(b)	11,000,000	0.301	03/11/16	11,000,000
Westpac Banking Corp. (next reset date 09/28/15) (a)(b)	16,500,000	0.299	10/26/15	16,500,000

Total Financial Company Commercial Paper (cost $1,037,426,888)				1,037,426,888

Government Agency Debt - 3.2%
Federal Home Loan Bank	28,000,000	0.092	10/07/15	27,997,480
Federal Home Loan Bank	29,000,000	0.122	10/09/15	28,996,327
Federal Home Loan Bank	23,000,000	0.173	10/16/15	22,995,113
Federal Home Loan Bank	9,000,000	0.162	10/16/15	8,998,211
Federal Home Loan Bank	22,000,000	0.148	10/21/15	21,995,569

Total Government Agency Debt (cost $110,982,700)				110,982,700

Other Notes - 12.7%
Bank of America NA	31,000,000	0.280	10/05/15	31,000,000
JPMorgan Chase Bank NA (next reset date 09/08/15) (a)	44,500,000	0.439	08/05/16	44,500,000
JPMorgan Chase Bank NA (next reset date 10/22/15) (a)	30,000,000	0.455	08/22/16	30,000,000
Lloyds Bank PLC	100,000,000	0.060	09/01/15	100,000,000
Natixis	108,321,000	0.070	09/01/15	108,321,000
Royal Bank of Canada (next reset date 09/16/15) (a)	12,000,000	0.506	12/16/15	12,006,935
Royal Bank of Canada (next reset date 10/07/15) (a)(b)	25,000,000	0.374	08/08/16	25,000,000
Svenska Handelsbanken AB (next reset date 09/28/15) (a)(b)	25,000,000	0.388	01/27/16	25,000,000

4	SSGA Money Market Fund

SSGA Money Market Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Wells Fargo Bank NA (next reset date 09/10/15) (a)	25,000,000	0.372	08/09/16	25,000,000
Wells Fargo Bank NA (next reset date 09/21/15) (a)	33,000,000	0.403	08/19/16	33,000,000

Total Other Notes (cost $433,827,935)				433,827,935

Treasury Debt - 0.7%
U.S. Treasury Bill (cost $23,999,580)	24,000,000	0.025	10/01/15	23,999,580

Total Investments - 77.8% (cost $2,662,236,936)				2,662,236,936

Repurchase Agreements - 22.9%
Treasury Repurchase Agreements - 20.9%
Agreement with Credit Suisse Securities (USA) LLC and JP Morgan Chase & Co. (Tri-Party) of $10,000,000 dated August 31, 2015 at 0.470% to be repurchased at $10,000,131 on October 2, 2015, collateralized by: $10,041,000 par various United States Government Treasury Obligations valued at $10,203,073. (c)				10,000,000
Agreement with Federal Reserve Bank and Bank of New York Mellon Corp. (Tri-Party) of $680,000,000 dated August 31, 2015 at 0.050% to be repurchased at $680,000,944 on September 1, 2015, collateralized by: $676,040,400 par various United States Government Treasury Obligations valued at $680,000,964.				680,000,000
Agreement with Goldman Sachs & Co. and Bank of New York Mellon Corp. (Tri-Party) of $25,000,000 dated August 31, 2015 at 0.350% to be repurchased at $25,000,243 on November 18, 2015, collateralized by: $24,741,900 par various United States Government Treasury Obligations valued at $25,500,068. (c)				25,000,000

Total Treasury Repurchase Agreements (cost $715,000,000)				715,000,000

Other Repurchase Agreements - 2.0%
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon Corp. (Tri-Party) of $20,000,000 dated August 31, 2015 at 0.550% to be repurchased at $20,000,306 on November 19, 2015, collateralized by: $19,917,958 par various Corporate Bonds and United States Government National Mortgage Association valued at $20,457,144. (c)				20,000,000
Agreement with Goldman Sachs & Co. and Bank of New York Mellon Corp. (Tri-Party) of $25,000,000 dated August 31, 2015 at 0.410% to be repurchased at $25,000,285 on December 24, 2015, collateralized by: $10,164,931 par various Common Stocks and United States Government Treasury Obligations valued at $25,850,819. (c)				25,000,000

SSGA Money Market Fund	5

SSGA Money Market Fund

Schedule of Investments, continued — August 31, 2015

Value $

Agreement with JPM Chase and JP Morgan Chase & Co. (Tri-Party) of $25,000,000 dated August 31, 2015 at 0.394% to be repurchased at $25,001,093 on December 3, 2015, collateralized by: $27,653,801 par various Corporate Bonds valued at $27,001,591. (c)	25,000,000

Total Other Repurchase Agreements (cost $70,000,000)	70,000,000

Total Repurchase Agreements (cost $785,000,000)	785,000,000

Total Investments and Repurchase Agreements - 100.7% (d) (cost $3,447,236,936) (e)	3,447,236,936

Other Assets and Liabilities, Net - (0.7%)	(25,139,119)

Net Assets - 100.0%	3,422,097,817

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the rate column.
(a)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(b)	Rule 144A, Section 4(2) or other security, which is restricted to resale to institutional investors. The Fund’s investment manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $987,466,290 or 28.9% of net assets as of August 31, 2015.
(c)	Illiquid security.
(d)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(e)	The cost of securities for federal income tax purposes is substantially the same for financial reporting purposes.

Presentation of Portfolio Holdings — August 31, 2015

Categories	% of Net Assets

Certificates of Deposit	30.9
Financial Company Commercial Paper	30.3
Government Agency Debt	3.2
Other Notes	12.7
Treasury Debt	0.7
Repurchase Agreements	22.9

Total Investments and Repurchase Agreements	100.7
Other Assets and Liabilities, Net	(0.7)

100.0

Abbreviations:

LLC Limited Liability Company

PLC Public Limited Company

See accompanying notes which are an integral part of the financial statements.

6	SSGA Money Market Fund

SSGA U.S. Government Money Market Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2015	$1,000.00	$1,000.00
Ending Account Value
August 31, 2015	$1,000.00	$1,024.75
Expenses Paid During Period*	$0.45	$0.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.09% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

SSGA U.S. Government Money Market Fund	7

SSGA U.S. Government Money Market Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Government Agency Debt - 70.3%
Federal Farm Credit Bank	9,000,000	0.082	09/04/15	8,999,940
Federal Farm Credit Bank (next reset date 09/07/15) (a)	20,000,000	0.161	01/05/16	20,000,000
Federal Farm Credit Bank (next reset date 09/09/15) (a)	14,400,000	0.162	12/09/15	14,400,000
Federal Farm Credit Bank (next reset date 09/11/15) (a)	19,000,000	0.161	01/11/16	19,000,000
Federal Farm Credit Bank (next reset date 09/18/15) (a)	24,000,000	0.160	02/18/16	23,999,013
Federal Home Loan Bank	25,000,000	0.118	09/04/15	24,999,943
Federal Home Loan Bank	80,000,000	0.092	09/09/15	79,998,400
Federal Home Loan Bank	50,000,000	0.095	09/11/15	49,998,708
Federal Home Loan Bank	55,000,000	0.094	09/16/15	54,997,892
Federal Home Loan Bank	50,000,000	0.092	09/18/15	49,997,875
Federal Home Loan Bank	75,000,000	0.097	10/02/15	74,993,865
Federal Home Loan Bank	31,000,000	0.760	10/02/15	30,997,998
Federal Home Loan Bank	35,000,000	0.097	10/07/15	34,996,675
Federal Home Loan Bank	65,000,000	0.095	10/14/15	64,992,780
Federal Home Loan Bank	30,000,000	0.092	10/16/15	29,996,625
Federal Home Loan Bank	65,000,000	0.101	10/23/15	64,990,705
Federal Home Loan Bank	36,000,000	0.164	11/06/15	35,989,440
Federal Home Loan Bank	25,000,000	0.178	11/12/15	24,991,300
Federal Home Loan Bank (next reset date 09/08/15) (a)	25,000,000	0.142	07/08/16	25,000,000
Federal Home Loan Bank (next reset date 09/14/15) (a)	48,000,000	0.138	08/12/16	48,000,000
Federal Home Loan Bank (next reset date 09/15/15) (a)	43,000,000	0.148	10/15/15	43,000,000
Federal Home Loan Bank (next reset date 09/15/15) (a)	40,000,000	0.148	07/15/16	40,000,000
Federal Home Loan Bank (next reset date 09/24/15) (a)	30,000,000	0.150	06/24/16	30,000,000
Federal Home Loan Bank (next reset date 09/25/15) (a)	28,000,000	0.179	01/25/16	28,000,000
Federal Home Loan Mortgage Corp.	55,000,000	0.082	09/08/15	54,999,144
Federal Home Loan Mortgage Corp.	48,500,000	0.061	09/14/15	48,498,949
Federal Home Loan Mortgage Corp.	95,000,000	0.058	09/16/15	94,997,744
Federal Home Loan Mortgage Corp.	2,500,000	0.077	09/28/15	2,499,859
Federal Home Loan Mortgage Corp.	27,000,000	0.102	10/02/15	26,997,675
Federal Home Loan Mortgage Corp.	27,000,000	0.122	10/13/15	26,996,220
Federal Home Loan Mortgage Corp.	41,000,000	0.133	10/14/15	40,993,634
Federal Home Loan Mortgage Corp.	43,000,000	0.072	10/15/15	42,996,321
Federal Home Loan Mortgage Corp.	12,000,000	0.077	10/15/15	11,998,900
Federal Home Loan Mortgage Corp.	46,000,000	0.072	10/23/15	45,995,349
Federal Home Loan Mortgage Corp.	19,000,000	0.096	10/23/15	18,997,393
Federal Home Loan Mortgage Corp.	37,000,000	0.131	10/26/15	36,992,708
Federal Home Loan Mortgage Corp.	14,000,000	0.077	10/28/15	13,998,337
Federal Home Loan Mortgage Corp.	19,000,000	0.096	10/28/15	18,997,142
Federal Home Loan Mortgage Corp.	22,325,000	0.082	10/29/15	22,322,123
Federal Home Loan Mortgage Corp.	19,000,000	0.102	11/05/15	18,996,569
Federal Home Loan Mortgage Corp.	39,000,000	0.102	12/02/15	38,990,033
Federal Home Loan Mortgage Corp. (next reset date 09/17/15) (a)	26,000,000	0.143	08/17/16	26,000,000
Federal Home Loan Mortgage Corp. (next reset date 09/24/15) (a)	27,500,000	0.155	08/24/16	27,500,000
Federal National Mortgage Assoc.	4,800,000	0.077	09/02/15	4,799,990
Federal National Mortgage Assoc.	30,000,000	0.133	09/02/15	29,999,892
Federal National Mortgage Assoc.	30,000,000	0.056	09/09/15	29,999,633
Federal National Mortgage Assoc.	27,500,000	0.133	09/14/15	27,498,709
Federal National Mortgage Assoc.	2,000,000	0.059	09/16/15	1,999,952
Federal National Mortgage Assoc.	52,000,000	0.082	09/18/15	51,998,036
Federal National Mortgage Assoc.	3,000,000	0.077	09/30/15	2,999,819
Federal National Mortgage Assoc.	2,450,000	0.072	10/14/15	2,449,780
Federal National Mortgage Assoc.	2,450,000	0.077	10/14/15	2,449,795
Federal National Mortgage Assoc.	11,000,000	0.112	10/19/15	10,998,093

8	SSGA U.S. Government Money Market Fund

SSGA U.S. Government Money Market Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Federal National Mortgage Assoc.	24,775,000	0.112	10/19/15	24,771,366
Federal National Mortgage Assoc.	39,000,000	0.117	11/02/15	38,992,276
Federal National Mortgage Assoc.	27,000,000	0.164	11/03/15	26,992,440
Federal National Mortgage Assoc.	54,000,000	0.154	11/04/15	53,985,600
Federal National Mortgage Assoc.	25,000,000	0.161	11/12/15	24,992,150
Federal National Mortgage Assoc.	71,000,000	0.112	11/16/15	70,983,512
Federal National Mortgage Assoc.	29,000,000	0.153	11/17/15	28,990,696
Federal National Mortgage Assoc.	30,000,000	0.184	11/18/15	29,988,300
Federal National Mortgage Assoc.	37,000,000	0.163	11/25/15	36,986,110

Total Government Agency Debt (cost $2,043,985,408)				2,043,985,408

Treasury Debt - 7.8%
U.S. Treasury Bill	19,900,000	0.020	10/01/15	19,899,652
U.S. Treasury Note	66,000,000	0.061	10/15/15	66,014,991
U.S. Treasury Note	14,000,000	0.081	10/15/15	14,002,837
U.S. Treasury Note	3,000,000	0.102	10/15/15	3,000,535
U.S. Treasury Note	22,000,000	0.071	10/15/15	22,004,728
U.S. Treasury Note (next reset date 09/01/15) (a)	11,000,000	0.174	04/30/16	11,000,111
U.S. Treasury Note (next reset date 09/01/15) (a)	8,000,000	0.127	07/31/17	8,000,000
U.S. Treasury Note (next reset date 09/01/15) (a)	10,000,000	0.158	10/31/16	9,993,265
U.S. Treasury Note (next reset date 09/01/15) (a)	45,000,000	0.150	01/31/16	44,995,486
U.S. Treasury Note (next reset date 09/01/15) (a)	29,000,000	0.094	04/30/17	29,000,168

Total Treasury Debt (cost $227,911,773)				227,911,773

Total Investments - 78.1% (cost $2,271,897,181)				2,271,897,181

Repurchase Agreements - 14.1%
Government Agency Repurchase Agreements - 4.7%
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon Corp. (Tri-Party) of $69,000,000 dated August 31, 2015 at 0.140% to be repurchased at $69,000,268 on September 1, 2015, collateralized by: $70,312,000 par various United States Government Mortgage Obligations valued at $70,381,840.				69,000,000
Agreement with Societe Generale and Bank of New York Mellon Corp. (Tri-Party) of $68,000,000 dated August 31, 2015 at 0.140% to be repurchased at $68,000,264 on September 1, 2015, collateralized by: $62,917,502 par various United States Government Mortgage Obligations valued at $69,360,027.				68,000,000

Total Government Agency Repurchase Agreements (cost $137,000,000)				137,000,000

SSGA U.S. Government Money Market Fund	9

SSGA U.S. Government Money Market Fund

Schedule of Investments, continued — August 31, 2015

Value $
Treasury Repurchase Agreements - 9.4%
Agreement with BNP Paribas and Bank of New York Mellon Corp. (Tri-Party) of $80,000,000 dated August 31, 2015 at 0.130% to be repurchased at $80,000,289 on September 1, 2015, collateralized by: $75,166,100 par various United States Government Treasury Obligations valued at $81,600,000.	80,000,000
Agreement with Calyon Financial, Inc. and Bank of New York Mellon Corp. (Tri-Party) of $31,000,000 dated August 31, 2015 at 0.140% to be repurchased at $31,000,121 on September 1, 2015, collateralized by: $30,674,800 par various United States Government Treasury Obligations valued at $31,620,040.	31,000,000
Agreement with Calyon Financial, Inc. and Bank of New York Mellon Corp. (Tri-Party) of $37,000,000 dated August 31, 2015 at 0.130% to be repurchased at $37,000,134 on September 1, 2015, collateralized by: $36,066,600 par various United States Government Treasury Obligations valued at $37,740,088.	37,000,000
Agreement with Morgan Stanley and Bank of New York Mellon Corp. (Tri-Party) of $25,000,000 dated August 31, 2015 at 0.120% to be repurchased at $25,000,083 on September 1, 2015, collateralized by: $19,673,264 par various United States Government Treasury Obligations valued at $25,500,003.	25,000,000
Agreement with TD Securities (USA) LLC and Bank of New York Mellon Corp. (Tri-Party) of $100,000,000 dated August 31, 2015 at 0.120% to be repurchased at $100,000,333 on September 1, 2015, collateralized by: $94,079,300 par various United States Government Treasury Obligations valued at $102,000,401.	100,000,000

Total Treasury Repurchase Agreements (cost $273,000,000)	273,000,000

Total Repurchase Agreement (cost $410,000,000)	410,000,000

Total Investments and Repurchase Agreements - 92.2% (b) (cost $2,681,897,181) (c)	2,681,897,181

Other Assets and Liabilities, Net - 7.8%	226,893,188

Net Assets - 100.0%	2,908,790,369

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the rate column.
(a)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(b)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(c)	The cost of securities for federal income tax purposes is substantially the same for financial reporting purposes.

See accompanying notes which are an integral part of the financial statements.

10	SSGA U.S. Government Money Market Fund

SSGA U.S. Government Money Market Fund

Presentation of Portfolio Holdings — August 31, 2015

Categories	% of Net Assets

Government Agency Debt	70.3
Treasury Debt	7.8
Repurchase Agreements	14.1

Total Investments and Repurchase Agreements	92.2
Other Assets and Liabilities, Net	7.8

100.0

See accompanying notes which are an integral part of the financial statements.

SSGA U.S. Government Money Market Fund	11

SSGA Money Market Funds

Statements of Assets and Liabilities — August 31, 2015

	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

Assets
Investments at amortized cost which approximates value	$2,662,236,936	$2,271,897,181
Repurchase agreements at cost which approximates value	785,000,000	410,000,000
Cash	1,888	247,115,776
Receivables:
Interest	566,717	145,069
Fund shares sold	435,879	9,925
From adviser	475,888	646,856
Prepaid expenses	28,245	25,260

Total assets	3,448,745,553	2,929,840,067

Liabilities
Payables:
Investments purchased	23,999,580	19,899,652
Fund shares redeemed	1,319,484	—
Accrued fees to affiliates and trustees	1,182,104	1,061,377
Other accrued expenses	146,568	88,669

Total liabilities	26,647,736	21,049,698

Net Assets	$3,422,097,817	$2,908,790,369

Net Assets Consist of:
Undistributed net investment income	$—	$—
Accumulated net realized gain (loss)	(316)	4,662
Paid in capital	3,422,098,133	2,908,785,707

Net Assets	$3,422,097,817	$2,908,790,369

Net Asset Value, offering and redemption price per share:
Net asset value per share:	$1.00	$1.00
Net assets	$3,422,097,817	$2,908,790,369
Shares outstanding ($0.001 par value)	3,422,098,136	2,908,869,130

See accompanying notes which are an integral part of the financial statements.

12	Statements of Assets and Liabilities

SSGA Money Market Funds

Statements of Operations — For the Year Ended August 31, 2015

	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

Investment Income
Interest	$7,320,361	$2,800,274

Total investment income	7,320,361	2,800,274

Expenses
Advisory fees	8,735,211	8,407,743
Administration fees	807,892	725,248
Custodian fees	493,138	590,796
Distribution fees	1,921,746	1,849,704
Transfer agent fees	80,629	68,830
Professional fees	96,783	94,765
Registration fees	27,728	23,668
Shareholder servicing fees	663,268	715,100
Trustees’ fees	57,335	61,239
Insurance fees	68,335	60,786
Printing fees	117,554	52,623
Miscellaneous	57,134	60,313

Expenses before reductions	13,126,753	12,710,815
Expense reductions	(5,806,392)	(9,910,541)

Net expenses	7,320,361	2,800,274

Net investment income (loss)	—	—

Net Realized Gain (Loss)
Net realized gain (loss) on investments	26,825	13,782

Net Increase (Decrease) in Net Assets from Operations	$26,825	$13,782

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	13

SSGA Money Market Funds

Statements of Changes in Net Assets

	SSGA Money Market Fund		SSGA U.S. Government Money Market Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Increase (Decrease) in Net Assets

Operations
Net investment income	$—	$35,749	$—	$—
Net realized gain (loss)	26,825	27,394	13,782	(3,338)

Net increase (decrease) in net assets from operations	26,825	63,143	13,782	(3,338)

Distributions
From net investment income	—	(230,129)	—	(4,051)
From net realized gains	(26,778)	(106,465)	—	(3,148)

Net decrease in net assets from distributions	(26,778)	(336,594)	—	(7,199)

Share Transactions
Net decrease in net assets from share transactions (Note 4)	(10,982,375)	(2,067,415,581)	(1,232,738,913)	(202,559,003)

Total Net Decrease in Net Assets	(10,982,328)	(2,067,689,032)	(1,232,725,131)	(202,569,540)

Net Assets
Beginning of year	3,433,080,145	5,500,769,177	4,141,515,500	4,344,085,040

End of year	$3,422,097,817	$3,433,080,145	$2,908,790,369	$4,141,515,500

Undistributed net investment income included in net assets	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

14	Statements of Changes in Net Assets

This page has been intentionally left blank.

SSGA Money Market Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below.

	$ Net Asset Value, Beginning of Year	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
SSGA Money Market Fund
August 31, 2015	1.0000	—		—	(c)	—	(c)	—	—	(c)
August 31, 2014	1.0000	0.0001	(d)	—	(c)	0.0001	(d)	(0.0001)	—	(c)
August 31, 2013	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2012	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2011	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
SSGA U.S. Government Money Market Fund
August 31, 2015	1.0000	—		—	(c)	—	(c)	—	—
August 31, 2014	1.0000	—		—	(c)	—	(c)	— (c)	—	(c)
August 31, 2013	1.0000	—		—		—		—	—
August 31, 2012	1.0000	—	(c)	—	(c)	—	(c)	— (c)	—
August 31, 2011	1.0000	—		—		—		—	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflects amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Less than $0.0001 per share.
(d)	Amount previously presented has been restated by $0.0001.
(e)	Less than 0.005%.
(f)	Less than 0.005% of average net assets.

See accompanying notes which are an integral part of the financial statements.

16	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Year	% Total Return		$ Net Assets, End of Year (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)

— (c)	1.0000	—	(e)	3,422,098	0.21	0.38	—
(0.0001)	1.0000	0.01		3,433,080	0.19	0.37	—	(f)
(0.0001)	1.0000	0.01		5,500,769	0.25	0.38	0.01
(0.0001)	1.0000	0.01		5,556,226	0.29	0.39	0.01
(0.0001)	1.0000	0.01		6,635,185	0.31	0.38	0.01

—	1.0000	—		2,908,790	0.08	0.38	—
— (c)	1.0000	—	(e)	4,141,516	0.08	0.37	—
—	1.0000	—		4,344,085	0.13	0.39	—
— (c)	1.0000	—	(e)	4,043,417	0.10	0.39	—	(f)
—	1.0000	—		4,469,541	0.16	0.39	—

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	17

SSGA Money Market Funds

Notes to Financial Statements — August 31, 2015

1.	Organization

The SSGA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 3, 1987. The Trust operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

As of August 31, 2015, the Trust consisted of eleven (11) series and corresponding classes each of which have the same rights and privileges, including voting rights. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of unlimited number of shares of beneficial interest at a $.001 par value. The financial statements herein relate to the following series (each a “Fund” and, collectively, the “Funds”):

Fund	Classes	Commencement of Operations:
SSGA Money Market Fund (diversified)	Class N	May 2, 1998

SSGA U.S. Government Money Market Fund (diversified)	Class N	March 1, 1991

The financial statements of the remaining 9 series are presented in separate reports.

The SSGA Money Market Fund and SSGA U.S. Government Money Market Fund are considered to be money market funds pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). It is the policy of the Funds to maintain a stable net asset value per share of $1.00. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

Deloitte & Touche LLP (“Deloitte & Touche”) served as independent registered certified public accounting firm through November 19, 2014. On November 19, 2014, upon recommendation by the Audit Committee of the Fund, the Fund’s Board of Trustees selected Ernst & Young LLP to replace Deloitte & Touche as the independent public accountant for the fiscal year ending August 31, 2015.

The reports of Deloitte & Touche on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through November 19, 2014, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Fund requested and Deloitte & Touche furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the

18	Notes to Financial Statements

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services Investment Companies (“ASC 946”).

Security Valuation

The Funds’ securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts. These securities are generally included in Level 2 of the fair value hierarchy.

Because of the inherent uncertainties of valuation and under certain market conditions, the values reflected in the financial statements may differ from the value received upon actual sale of those investments and it is possible that the differences could be material.

These inputs are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes. The Funds value their assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no transfers between levels for year ended August 31, 2015.

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Funds’ assets carried at fair value:

	Investments in Securities
Valuation Inputs	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	$3,447,236,936	$2,681,897,181
Level 3 — Significant Unobservable Inputs	$—	$—

Total	$3,447,236,936	$2,681,897,181

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Interest income is recorded daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from the sale of disposition of investments are determined using the identified cost method.

Notes to Financial Statements	19

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

Dividends and Distributions

Net investment income is declared daily and is payable as of the last business day of each month. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed-upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government or Government Agency securities, but the underlying securities on the SSGA Money Market Fund may consist of other securities such as Corporate Bonds in limited circumstances. The value of the underlying securities, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The use of repurchase agreements involves certain risks. Upon an event of default under the Master Repurchase Agreement, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve losses, costs or delays. In addition, the proceeds of any such disposition may be less than the amount each Fund is owed under the repurchase agreement. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

Federal Income Taxes

Each Fund has qualified and intends to continue to qualify for and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Funds will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net taxable income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions if any, are determined in accordance with income tax regulation which may differ from U.S. GAAP. The book tax differences were primarily attributable to equalization.

Management has reviewed the Funds tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

No income tax returns are currently under examination. Management has analyzed tax laws and regulations and their applications to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of tax liability.

20	Notes to Financial Statements

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

For the year ended August 31, 2015, the Funds’ components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

	Components of Distributable Earnings:		Tax Composition of Distributions:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
SSGA Money Market Fund	$—	$—	$26,778	$—	$—
SSGA U.S. Government Money Market Fund	$4,662	$—	$—	$—	$—

For the year ended August 31, 2014, the Funds’ tax composition of distributions for federal income tax purposes were as follows:

	Tax Composition of Distributions:
	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
SSGA Money Market Fund	$336,594	$—	$—
SSGA U.S. Government Money Market Fund	$7,199	$—	$—

3.	Fees and Compensation paid to Affiliates and other Related Party Transactions

Adviser and Affiliates

The Adviser manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Adviser, calculated daily and paid monthly at the annual rate of 0.25% of their daily net assets.

The Adviser is contractually obligated until December 31, 2015 to waive its management fee on the SSGA Money Market Fund and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.32% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2015 except with the approval of the Board. The total amounts of the waiver and reimbursement for the year ended August 31, 2015 were $7,171 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2015 to waive its management fee on the SSGA U.S. Government Money Market Fund and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of nonrecurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.32% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2015 except with the approval of the Board. The total amounts of the waiver and reimbursement for the year ended August 31, 2015 were $7,004 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to avoid a negative yield (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with the Trust relating to the Voluntary Reduction, the Funds have agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A Fund will not be obligated to reimburse the Adviser more than three years after the end of the fiscal year for the Fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; to the extent that the amount of such reimbursement would cause the Fund’s net yield to fall below the Fund’s minimum net yield as determined by the Adviser in its sole discretion; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a Fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser would increase fund expenses and negatively impact the SSGA Money Market Fund’s and the SSGA U.S. Government

Notes to Financial Statements	21

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

Money Market Fund’s future yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that either the SSGA Money Market Fund or the SSGA U.S. Government Money Market Fund will be able to avoid a negative yield. Reimbursement payments by a fund to the Adviser in connection with the Voluntary Reduction are considered extraordinary. For the year ended August 31, 2015, the Adviser waived $5,711,610 of its fee and reimbursed $0 of expenses on the SSGA Money Market Fund and waived $8,400,739 of its fee and reimbursed $1,432,989 of expenses on the SSGA U.S. Government Money Market Fund. Voluntary reductions subject to potential recovery by year of expiration are as follows:

Expiration	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

8/31/2016	$6,490,477	$9,294,397
8/31/2017	$7,368,968	$9,815,855
8/31/2018	$5,711,610	$8,400,739

Boston Financial Data Services, Inc. (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services.

State Street provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation.

Administrator and Sub-Administrator

Effective June 1, 2015, SSGA FM serves as Administrator and State Street serves as Sub-Administrator. Pursuant to the Administration Agreement between the Trust on behalf of the Funds and SSGA FM, each Fund pays a fee at an annual rate of 0.05% of the Fund’s net assets. SSGA FM has contractually agreed to waive 0.01% of its administration fee. For the year ended, August 31, 2015, SSGA FM waived fees in the amount of $87,611 and $69,809 for the SSGA Money Market Fund and SSGA U.S. Government Money Market Fund, respectively. This waiver may not be terminated or modified except with the approval of the Board.

Prior to June 1, 2015, State Street served as the Administrator of the Funds. For its services as Administrator, the Trust paid State Street an annual fee, payable monthly on a pro rata basis. The annual fee was based on the following percentages of the average daily net assets of the Trust: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Trust paid additional fees to the Administrator for certain services and reimbursed the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Trust pursuant to an Amended and Restated Distribution Agreement dated April 14, 2014. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Funds. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, each Fund may make payments from the assets attributable to certain classes of its shares to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. At the time of adoption, none of the Independent Trustees of the Trust had a direct or

22	Notes to Financial Statements

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

indirect financial interest in the operation of the Plan. The Plan calls for payments at an annual rate (based on average net assets) of 0.25%.

Additionally, the Board approved the following limits on the amount of Rule 12b-1 fees paid to the Distributor:

12b-1 Fee Limit
SSGA Money Market Fund	0.08%
SSGA U.S. Government Money Market Fund	0.08%

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes asset-based fees and account-based fees. The amount of continuing compensation paid by the Distributor to different financial intermediaries varies. Some portion of the Distributor’s payments to financial intermediaries will be made out of amounts received by the Distributor under the Funds’ Plans. In addition, certain of the Funds may reimburse the Distributor for payments the Distributor makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically. A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Each Fund listed in the table below has shareholder service agreements during the reporting period with State Street and the following entities related to State Street: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”), High Net Worth Services Division of State Street (“High Net Worth Services”) and Wealth Management Systems, as well as unaffiliated service providers (collectively, the “Agents”). For these services, Class N shares paid 0.025% to State Street and a maximum of 0.175% to each of the affiliated Agents, based on the average daily value of all Class N shares held by or for customers of these Agents. Effective June 1, 2015, the shareholder service agreement between the Trust and State Street was terminated. For the year ended August 31, 2015, each Fund paid the following shareholder servicing expenses to the Agents:

	State Street	SSGM	High Net Worth Services	Wealth Management Systems

SSGA Money Market Fund	$608,056	$216,967	$3,028	$95,466
SSGA U.S. Government Money Market Fund	638,400	—	1,137,520	111,121

The Fund(s) did not incur any expenses from Fiduciary Investors Services during the year.

Board of Trustees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

Notes to Financial Statements	23

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

Each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. Trustees’ fees and expenses are allocated among the Trusts and Funds overseen by the Trustees in a manner deemed equitable taking into consideration the relative net assets of the Funds, subject to a $15,000 minimum per Fund. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. Trustee fees are allocated among the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSGA Funds’ expenses. However, the SSGA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSGA Funds. As of the fiscal year ended August 31, 2015, none of the Independent Trustees participated in the optional deferred compensation program.

The Trust’s officers are compensated by the Adviser and its affiliates.

Accrued fees payable to affiliates and trustees as of August 31, 2015 were as follows:

	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

Advisory fees	$750,017	$589,022
Administration fees	143,443	116,786
Custodian fees	121,800	243,117
Distribution fees	88,949	9,086
Shareholder servicing fees	59,256	88,604
Transfer agent fees	15,971	14,099
Trustees’ fees	2,668	663

	$1,182,104	$1,061,377

4.	Fund Share Transactions

	Year Ended August 31, 2015	Year Ended August 31, 2014

SSGA Money Market Fund
Proceeds from shares sold	$32,953,000,509	$39,918,886,419
Proceeds from reinvestment of distributions	10,040	111,117
Payments for shares redeemed	(32,963,992,924)	(41,986,413,117)

Net decrease	$(10,982,375)	$(2,067,415,581)

SSGA U.S. Government Money Market Fund
Proceeds from shares sold	$42,703,008,926	$49,706,658,546
Proceeds from reinvestment of distributions	—	915
Payments for shares redeemed	(43,935,747,839)	(49,909,218,464)

Net decrease	$(1,232,738,913)	$(202,559,003)

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

24	Notes to Financial Statements

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

5.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Schedules of Investments.

6.	Rule Issuance and Recent Accounting Pronouncements

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to the governing rules for money market funds. The amendments require that, following a two-year implementation timeframe, institutional prime and institutional tax exempt money market funds adopt a floating net asset value. The rule changes also allow for certain liquidity-based redemption fees and gate, and include enhanced requirements for disclosure and stress testing. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Funds’ financial statements and related disclosure.

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and enhances the required disclosures for repurchase agreements, reverse repurchase agreements and other similar transactions accounted for as secured borrowings, including securities lending. Management is evaluating the impact, if any, of this standard on the Funds’ financial statements and related disclosures, which would first be effective for annual and interim reporting periods beginning after December 15, 2014.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Notes to Financial Statements	25

SSGA Money Market Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of SSGA Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSGA Money Market Fund and SSGA U.S. Government Money Market Fund (collectively, the “Funds”) (two of the portfolios constituting SSGA Funds) as of August 31, 2015, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended August 31, 2014 and the financial highlights for periods ended prior to September 1, 2014 were audited by another independent registered public accounting firm whose report, dated October 30, 2014, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal controls over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SSGA Funds at August 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 30, 2015

26	Report of Independent Registered Public Accounting Firm

SSGA Money Market Funds

Tax Information — August 31, 2015 (Unaudited)

For the tax year ended August 31, 2015, the Money Market Fund hereby designates 97% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

For the tax year ended August 31, 2015, the U.S. Government Money Market Fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

Short term capital gains dividends of $26,778 were paid by the Money Market Fund during the year ended August 31, 2015.

The Form 1099-DIV mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015.

Please consult a tax advisor for questions about federal or state income tax laws.

Tax Information	27

SSGA Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory Agreement1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met in Executive Sessions on April 12-13, 2015, and May 18-19, 2015 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel that is independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 12-13, 2015 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 18-19, 2015 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent third-party provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2014, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•

Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

[1]

Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreement, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

28	Basis for Approval of Investment Advisory Contracts

SSGA Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of each Code of Ethics adopted by the Adviser, together with information relating to compliance with and the administration of such Codes;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds;

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;

•

Draft responses to the letter dated March 11, 2015 from Joseph P. Barri, LLC, co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”), to the Independent Trustees, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the sub-administrator, administrator, custodian, transfer agent, securities lending agent, and/or shareholder services, as applicable, for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from the Adviser, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter dated March 11, 2015 from Joseph P. Barri, LLC prior to the Executive Sessions of the Board on May 18-19, 2015.

Basis for Approval of Investment Advisory Contracts	29

SSGA Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2014, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2014;

•	Lipper materials dated March 2015, circulated to the Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 18-19, 2015 the Board, including a majority of the Independent Trustees, voted to approve continuation of the Advisory Agreement effective June 1, 2015, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. The Board also considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide, high quality investment management and related services for the Funds.

30	Basis for Approval of Investment Advisory Contracts

SSGA Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2014. The Board noted the relatively narrow range of returns in each Fund’s Performance Group and Performance Universe. The Board also observed that several basis points of performance, whether from yield on portfolio investments or fees waived by service providers, accounted for substantial differences in performance relative to other funds in such Group and Universe during periods when preservation of capital and net asset value were generally considered by stockholders to have been more important than several basis points of yield. Among other information, the Board considered the following performance information in its evaluation of your Fund(s):

SSGA Money Market Fund. The Board considered that: (a) the Fund underperformed the medians of its Performance Group and Performance Universe for the 1-year period, equaled the medians of its Performance Group and Performance Universe for the 3- and 5-year periods, and outperformed the medians of its Performance Group and Performance Universe for the 10-year period; and (b) the Fund underperformed its Lipper Index for the 1- and 5- year periods, equaled its Lipper Index for the 3-year period, and outperformed its Lipper Index for the 10-year period. The Board took into account management’s discussion of the Fund’s performance.

SSGA U.S. Government Money Market Fund. The Board considered that the Fund underperformed the medians of its Performance Group and Performance Universe and its Lipper Index for the 1-, 3- and 5-year periods, equaled the median of its Performance Group for the 10-year period and outperformed the median of its Performance Universe and Lipper Index for the 10-year period. The Board took into account management’s discussion of the Fund’s performance.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. Among other information, the Board considered the following expense information in its evaluation of your Fund(s):

SSGA Money Market Fund. The Board considered that the Fund’s actual management fee was slightly above the median of its Expense Group and equal to the median of its Expense Universe. The Board also considered that the Fund’s total expenses were slightly above the median of its Expense Group and equal to the median of the Fund’s Expense Universe. The Board took into account management’s discussion of the Fund’s expenses.

SSGA U.S. Government Money Market Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that

Basis for Approval of Investment Advisory Contracts	31

SSGA Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

32	Basis for Approval of Investment Advisory Contracts

SSGA Money Market Funds

Shareholder Requests for Additional Information — August 31, 2015 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.SSGAfunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Funds voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.SSGAfunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Funds file their monthly portfolio holdings with the U.S. Securities and Exchange Commission on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. The Funds’ Form N-MFP is available (i) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or ii) at the Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	33

SSGA Money Market Funds

Disclosure of Information about Fund Trustees and Officers — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES
Michael F. Holland State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	• Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Board Director and Chairman, SPDR Europe 1 PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

William L. Boyan State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	• President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society; Trustee, Children’s Hospital, Boston, MA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust.

34	Disclosure of Information about Fund Trustees and Officers

SSGA Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES (continued)
William L. Marshall State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, (2008 – 2014) Doylestown Health Foundation Board; and the Ann Silverman Community Clinic of Doylestown, PA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988

•   March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013: Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.

				71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

Rina K. Spence State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14

•   President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

				71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Disclosure of Information about Fund Trustees and Officers	35

SSGA Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES (continued)
Bruce D. Taber State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc. (a Boston architect-engineering firm).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Douglas T. Williams State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	• President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust (2002 – 2007).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.
INTERESTED TRUSTEES(2)
Gregory A. Ehret SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Trustee	Term: Indefinite Elected Trustee: 8/15	• President and Global Chief Operating Officer State Street Global Advisors (2012 – Present); Head of Europe, the Middle East, and Africa, State Street Global Advisors (2008 – 2012); Head of Sales and Distribution in Europe, the Middle East, and Africa, State Street Global Advisors (2007 – 2008).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	• Chairman and Director, SSGA Funds Management, Inc. (2012 – present); President, SSGA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	268	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSGA Active Trust; and Trustee, SSGA Master Trust.

(1)	As of October 12, 2015.
(2)	Mr. Ehret and Mr. Ross are Interested Trustees because of their employment by SSGA Funds Management, Inc., an affiliate of the Trust.

36	Disclosure of Information about Fund Trustees and Officers

SSGA Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12

•   President and Director, SSGA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President Assistant Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 4/15

•   Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Vice President, SSGA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Treasurer	Term: Indefinite Elected: 4/15	• Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13

•   Vice President, State Street Global Advisors and SSGA Funds Management, Inc. ( June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15

•   Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).

David K. James State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	• Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).

Disclosure of Information about Fund Trustees and Officers	37

SSGA Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (continued)
Kristin Schantz State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	• Vice President and Senior Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008 – 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 800-997-7327.

38	Disclosure of Information about Fund Trustees and Officers

SSGA Money Market Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Boyan

Gregory A. Ehret

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Officers

Ellen M. Needham, President and Principal Executive Officer

Chad C. Hallett, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President and Assistant Treasurer

Brian Harris, Chief Compliance Officer

David James, Secretary

Joshua A. Weinberg, Chief Legal Officer

Kristin M. Schantz, Assistant Secretary

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as sub-administrator, custodian, transfer agent and shareholder servicing agent and pays SSGA Funds Management, Inc. for investment advisory and administrator services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers	39

IBG-17013	SSGAMMFDAR

Annual Report

31 August 2015

SSGA Funds

Institutional Money Market Funds

SSGA U.S. Treasury Money Market Fund

SSGA Prime Money Market Fund

SSGA Funds

Institutional Money Market Funds

Annual Report

August 31, 2015

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSGA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

SSGA U.S. Treasury Money Market Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2015	$1,000.00	$1,000.00
Ending Account Value
August 31, 2015	$1,000.00	$1,025.00
Expenses Paid During Period*	$0.20	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

2	SSGA U.S. Treasury Money Market Fund

SSGA U.S. Treasury Money Market Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Treasury Debt - 66.4%
U.S. Treasury Bill	120,000,000	0.013	09/03/15	119,999,917
U.S. Treasury Bill	400,000,000	0.050	09/03/15	399,998,889
U.S. Treasury Bill	175,000,000	0.018	09/10/15	174,999,234
U.S. Treasury Bill	157,000,000	0.050	09/10/15	156,998,037
U.S. Treasury Bill	62,000,000	0.013	09/17/15	61,999,656
U.S. Treasury Bill	138,000,000	0.015	09/17/15	137,999,080
U.S. Treasury Bill	450,000,000	0.045	09/17/15	449,991,000
U.S. Treasury Bill	50,000,000	0.155	09/17/15	49,996,544
U.S. Treasury Bill	425,000,000	0.045	09/24/15	424,987,781
U.S. Treasury Bill	79,000,000	0.001	10/01/15	78,999,934
U.S. Treasury Bill	126,000,000	0.005	10/01/15	125,999,475
U.S. Treasury Bill	28,000,000	0.010	10/01/15	27,999,767
U.S. Treasury Bill	261,000,000	0.020	10/01/15	260,995,940
U.S. Treasury Bill	45,500,000	0.023	10/01/15	45,499,204
U.S. Treasury Bill	147,000,000	0.025	10/01/15	146,997,142
U.S. Treasury Bill	45,500,000	0.027	10/01/15	45,499,027
U.S. Treasury Bill	13,000,000	0.005	10/08/15	12,999,933
U.S. Treasury Bill	328,000,000	0.010	10/08/15	327,996,629
U.S. Treasury Bill	126,000,000	0.015	10/08/15	125,998,057
U.S. Treasury Bill	8,100,000	0.005	10/15/15	8,099,951
U.S. Treasury Bill	66,000,000	0.012	10/15/15	65,998,992
U.S. Treasury Bill	300,000,000	0.017	10/15/15	299,993,583
U.S. Treasury Bill	28,000,000	0.020	10/15/15	27,999,316
U.S. Treasury Bill	27,000,000	0.025	10/15/15	26,999,175
U.S. Treasury Bill	33,000,000	0.010	10/22/15	32,999,532
U.S. Treasury Bill	200,000,000	0.030	10/22/15	199,991,500
U.S. Treasury Bill	86,000,000	0.005	10/29/15	85,999,307
U.S. Treasury Bill	49,000,000	0.010	10/29/15	48,999,211
U.S. Treasury Bill	183,000,000	0.046	10/29/15	182,986,438
U.S. Treasury Bill	67,000,000	0.050	10/29/15	66,994,603
U.S. Treasury Bill	200,000,000	0.075	11/05/15	199,972,917
U.S. Treasury Bill	39,000,000	0.125	11/12/15	38,990,250
U.S. Treasury Bill	131,000,000	0.045	11/27/15	130,985,754
U.S. Treasury Bill	90,000,000	0.048	11/27/15	89,989,669
U.S. Treasury Note	218,000,000	0.061	10/15/15	218,049,514
U.S. Treasury Note	52,000,000	0.071	10/15/15	52,011,174
U.S. Treasury Note	33,000,000	0.081	10/15/15	33,006,688
U.S. Treasury Note	7,000,000	0.102	10/15/15	7,001,247
U.S. Treasury Note	27,000,000	0.097	11/30/15	27,084,836
U.S. Treasury Note	85,000,000	0.097	11/30/15	85,032,046
U.S. Treasury Note (next reset date 09/01/15) (a)	92,000,000	0.150	01/31/16	91,990,647
U.S. Treasury Note (next reset date 09/01/15) (a)	17,000,000	0.174	04/30/16	17,000,171
U.S. Treasury Note (next reset date 09/01/15) (a)	18,000,000	0.158	10/31/16	17,987,877
U.S. Treasury Note (next reset date 09/01/15) (a)	71,000,000	0.094	04/30/17	71,000,447
U.S. Treasury Note (next reset date 09/01/15) (a)	20,000,000	0.127	07/31/17	20,000,000

Total Treasury Debt (cost $5,323,120,091)				5,323,120,091

Total Investments - 66.4% (cost $5,323,120,091)				5,323,120,091

SSGA U.S. Treasury Money Market Fund	3

SSGA U.S. Treasury Money Market Fund

Schedule of Investments, continued — August 31, 2015

Value $

Repurchase Agreements - 36.0%
Treasury Repurchase Agreements - 36.0%
Agreement with Federal Reserve Bank and Bank of New York Mellon Corp. (Tri-Party) of $2,540,000,000 dated August 31, 2015 at 0.050% to be repurchased at $2,540,003,528 on September 1, 2015, collateralized by: $2,477,656,400 par various United States Government Treasury Obligations valued at $2,540,003,582.	2,540,000,000
Agreement with Societe Generale and Bank of New York Mellon Corp. (Tri-Party) of $175,000,000 dated August 31, 2015 at 0.110% to be repurchased at $175,001,069 on September 2, 2015, collateralized by: $170,627,400 par various United States Government Treasury Obligations valued at $178,500,007.	175,000,000
Agreement with Societe Generale and Bank of New York Mellon Corp. (Tri-Party) of $29,022,000 dated August 31, 2015 at 0.130% to be repurchased at $29,022,105 on September 1, 2015, collateralized by: $28,761,900 par United States Government Treasury Obligation valued at $29,602,482.	29,022,000
Agreement with TD Securities (USA) LLC and Bank of New York Mellon Corp. (Tri-Party) of $143,000,000 dated August 31, 2015 at 0.120% to be repurchased at $143,000,477 on September 1, 2015, collateralized by: $92,749,600 par various United States Government Treasury Obligations valued at $145,860,550.	143,000,000

Total Treasury Repurchase Agreements (cost $2,887,022,000)	2,887,022,000

Total Investments and Repurchase Agreements - 102.4% (b) (cost $8,210,142,091) (c)	8,210,142,091

Other Assets and Liabilities, Net - (2.4)%	(191,432,336)

Net Assets - 100.0%	8,018,709,755

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the rate column.
(a)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(b)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(c)	The cost of securities for federal income tax purposes is substantially the same for financial reporting purposes.

Presentation of Portfolio Holdings — August 31, 2015

Categories	% of Net Assets

Treasury Debt	66.4
Repurchase Agreements	36.0

Total Investments and Repurchase Agreements	102.4
Other Assets and Liabilities, Net	(2.4)

100.0

See accompanying notes which are an integral part of the financial statements.

4	SSGA U.S. Treasury Money Market Fund

SSGA Prime Money Market Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2015	$1,000.00	$1,000.00
Ending Account Value
August 31, 2015	$1,000.20	$1,024.29
Expenses Paid During Period*	$0.91	$0.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

SSGA Prime Money Market Fund	5

SSGA Prime Money Market Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Asset Backed Commercial Paper - 0.6%
Collateralized Commercial Paper Co. LLC (next reset date 09/25/15) (a) (cost $35,000,000)	35,000,000	0.389	01/25/16	35,000,000

Certificates of Deposit - 38.8%
Bank of Montreal	50,000,000	0.300	11/13/15	50,000,000
Bank of Montreal (next reset date 09/18/15) (a)	100,000,000	0.360	01/15/16	100,000,000
Bank of Montreal (next reset date 09/22/15) (a)	22,000,000	0.320	01/22/16	21,999,581
Bank of Nova Scotia (next reset date 09/08/15) (a)	48,000,000	0.291	11/05/15	48,000,000
Bank of Nova Scotia (next reset date 09/08/15) (a)	130,000,000	0.344	11/06/15	130,000,000
Bank of Nova Scotia (next reset date 09/10/15) (a)	50,000,000	0.292	02/05/16	50,000,000
Bank of Tokyo - Mitsubishi	30,000,000	0.260	09/03/15	30,000,000
Bank of Tokyo - Mitsubishi	50,000,000	0.270	10/14/15	50,000,000
BNP Paribas	60,000,000	0.290	09/01/15	60,000,000
BNP Paribas	30,000,000	0.320	11/18/15	30,000,000
Canadian Imperial Bank of Commerce (next reset date 09/08/15) (a)	75,000,000	0.371	12/07/15	75,000,000
Canadian Imperial Bank of Commerce (next reset date 09/08/15) (a)	40,000,000	0.342	01/08/16	40,000,000
Canadian Imperial Bank of Commerce (next reset date 09/16/15) (a)	39,000,000	0.318	02/16/16	39,000,000
Chase Bank USA NA (next reset date 09/21/15) (a)	33,000,000	0.362	04/21/16	33,000,000
Citibank NA	35,000,000	0.200	09/21/15	35,000,000
Credit Agricole Corporate & Investment Bank	50,000,000	0.290	09/08/15	50,000,000
Credit Agricole Corporate & Investment Bank	75,000,000	0.270	09/09/15	75,000,000
Credit Agricole Corporate & Investment Bank	18,000,000	0.270	10/07/15	18,000,000
Credit Agricole Corporate & Investment Bank	17,000,000	0.340	11/04/15	17,000,000
ING Bank NV	50,000,000	0.285	10/01/15	50,000,000
ING Bank NV	80,000,000	0.330	10/02/15	80,000,000
ING Bank NV	35,000,000	0.285	10/05/15	35,000,000
ING Bank NV	50,000,000	0.330	10/19/15	50,000,000
Rabobank Nederland NV	50,000,000	0.259	09/11/15	50,000,000
Rabobank Nederland NV	65,000,000	0.240	09/18/15	65,000,000
Rabobank Nederland NV	20,000,000	0.260	10/08/15	20,000,000
Royal Bank of Canada (next reset date 09/08/15) (a)	66,000,000	0.344	01/07/16	66,000,000
Societe Generale	75,000,000	0.290	09/04/15	75,000,000
Standard Chartered Bank	45,000,000	0.270	10/21/15	45,000,000
Standard Chartered Bank	50,000,000	0.270	10/23/15	50,000,000
Sumitomo Mitsui Banking Corp.	75,000,000	0.280	10/01/15	75,000,000
Sumitomo Mitsui Banking Corp.	35,000,000	0.300	10/01/15	35,000,000
Sumitomo Mitsui Banking Corp.	35,000,000	0.290	10/26/15	35,000,000
Svenska Handelsbanken AB	55,250,000	0.260	10/26/15	55,249,999
Svenska Handelsbanken AB (next reset date 09/15/15) (a)	50,000,000	0.348	01/15/16	50,000,000
Toronto Dominion Bank	35,000,000	0.380	12/21/15	35,000,000
Toronto Dominion Bank (next reset date 09/28/15) (a)	61,000,000	0.349	05/26/16	61,000,000
Toronto Dominion Bank (next reset date 10/02/15) (a)	44,000,000	0.313	04/04/16	44,000,000
Toronto Dominion Bank (next reset date 10/15/15) (a)	16,000,000	0.319	04/15/16	16,000,000
UBS AG	65,000,000	0.350	11/17/15	65,000,000
Wells Fargo Bank NA	50,000,000	0.322	11/09/15	50,001,630
Wells Fargo Bank NA (next reset date 09/08/15) (a)	50,000,000	0.319	03/07/16	50,000,000
Wells Fargo Bank NA (next reset date 09/09/15) (a)	35,000,000	0.302	01/11/16	35,000,000
Westpac Banking Corp. (next reset date 09/25/15) (a)	19,000,000	0.319	04/25/16	19,000,000

Total Certificates of Deposit (cost $2,163,251,210)				2,163,251,210

6	SSGA Prime Money Market Fund

SSGA Prime Money Market Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Financial Company Commercial Paper - 26.0%
Australia & New Zealand Banking Group Ltd. (next reset date 09/04/15) (a)(b)	20,000,000	0.302	05/04/16	19,999,298
Australia & New Zealand Banking Group Ltd. (next reset date 09/15/15) (a)(b)	19,500,000	0.298	10/15/15	19,500,000
Australia & New Zealand Banking Group Ltd. (next reset date 09/15/15) (a)(b)	19,500,000	0.298	10/15/15	19,500,000
Australia & New Zealand Banking Group Ltd. (next reset date 09/21/15) (a)(b)	12,000,000	0.345	01/19/16	12,000,000
Caisse des Depots et Consignations (c)	75,000,000	0.240	10/07/15	74,982,000
Caisse des Depots et Consignations (c)	75,000,000	0.250	10/29/15	74,969,792
Commonwealth Bank of Australia (b)	50,000,000	0.210	09/15/15	49,995,917
Commonwealth Bank of Australia (next reset date 09/11/15) (a)(b)	14,000,000	0.331	01/11/16	14,000,000
DBS Bank Ltd. (b)	25,000,000	0.230	09/10/15	24,998,562
DnB Bank ASA (b)	50,000,000	0.240	09/10/15	49,997,000
DnB Bank ASA (b)	40,000,000	0.359	11/23/15	40,000,000
Erste Abwicklungsanstalt (b)	45,000,000	0.210	10/05/15	44,991,075
Erste Abwicklungsanstalt (b)	45,000,000	0.265	10/08/15	44,987,744
Erste Abwicklungsanstalt (b)	75,000,000	0.320	11/30/15	74,940,000
General Electric Capital Corp.	7,500,000	0.252	09/03/15	7,500,000
General Electric Capital Corp. (next reset date 09/04/15) (a)	7,500,000	0.282	10/30/15	7,500,000
HSBC Bank PLC (next reset date 09/21/15) (a)(b)	35,000,000	0.321	12/21/15	35,000,000
HSBC Bank PLC (next reset date 09/23/15) (a)(b)	65,000,000	0.330	11/23/15	65,000,000
National Australia Bank Ltd. (next reset date 09/09/15) (a)(b)	10,000,000	0.333	01/12/16	10,000,000
Nederlandse Waterschapsbank NV (b)	50,000,000	0.275	10/29/15	49,977,847
Nordea Bank AB (b)	75,000,000	0.210	09/10/15	74,996,062
Nordea Bank AB (b)	45,700,000	0.250	09/21/15	45,693,653
Nordea Bank AB (b)	20,000,000	0.260	10/22/15	19,992,633
Nordea Bank AB (b)	60,000,000	0.300	10/27/15	59,972,000
NRW.Bank (b)	75,000,000	0.185	10/02/15	74,988,052
Skandinaviska Enskilda Banken AB (b)	30,000,000	0.250	10/14/15	29,991,042
Skandinaviska Enskilda Banken AB (b)	95,000,000	0.250	10/15/15	94,970,972
Standard Chartered Bank (b)	60,000,000	0.260	09/09/15	59,996,533
Swedbank AB	75,000,000	0.250	10/07/15	74,981,250
Swedbank AB	50,000,000	0.310	11/27/15	49,962,542
Toyota Motor Credit Corp. (next reset date 09/08/15) (a)	21,500,000	0.294	01/15/16	21,500,000
Toyota Motor Credit Corp. (next reset date 09/10/15) (a)	21,500,000	0.291	01/06/16	21,500,000
Westpac Banking Corp. (next reset date 09/11/15) (a)(b)	22,000,000	0.301	03/11/16	22,000,000
Westpac Banking Corp. (next reset date 09/25/15) (a)(b)	8,500,000	0.309	02/25/16	8,500,000
Westpac Banking Corp. (next reset date 09/28/15) (a)(b)	41,000,000	0.299	10/26/15	41,000,000
Westpac Banking Corp. (next reset date 09/28/15) (a)(b)	8,500,000	0.309	02/26/16	8,500,000

Total Financial Company Commercial Paper (cost $1,448,383,974)				1,448,383,974

Government Agency Debt - 3.2%
Federal Home Loan Bank	45,000,000	0.092	10/07/15	44,995,950
Federal Home Loan Bank	47,000,000	0.122	10/09/15	46,994,046
Federal Home Loan Bank	38,000,000	0.173	10/16/15	37,991,925
Federal Home Loan Bank	15,000,000	0.162	10/16/15	14,997,019
Federal Home Loan Bank	36,000,000	0.148	10/21/15	35,992,750

Total Government Agency Debt (cost $180,971,690)				180,971,690

SSGA Prime Money Market Fund	7

SSGA Prime Money Market Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Other Notes - 7.9%
Bank of America NA	8,000,000	0.280	10/09/15	8,000,000
Bank of America NA	7,000,000	0.280	10/14/15	7,000,000
Bank of America NA	10,000,000	0.250	10/15/15	10,000,000
Bank of America NA	20,000,000	0.300	11/05/15	20,000,000
Bank of America NA (next reset date 09/01/15) (a)	40,000,000	0.368	02/01/16	40,000,000
Bank of America NA (next reset date 09/15/15) (a)	50,000,000	0.358	01/15/16	50,000,000
JPMorgan Chase Bank NA (next reset date 09/08/15) (a)	60,000,000	0.439	08/05/16	60,000,000
JPMorgan Chase Bank NA (next reset date 10/22/15) (a)	35,000,000	0.455	08/22/16	35,000,000
Natixis	8,868,000	0.070	09/01/15	8,868,000
Royal Bank of Canada (next reset date 09/16/15) (a)	25,000,000	0.506	12/16/15	25,014,447
Royal Bank of Canada (next reset date 10/07/15) (a)(c)	35,000,000	0.374	08/08/16	35,000,000
Svenska Handelsbanken AB (next reset date 09/28/15) (a)(b)	40,000,000	0.388	01/27/16	40,000,000
Toyota Motor Credit Corp.	11,000,000	0.434	10/07/15	11,002,327
Wells Fargo Bank NA (next reset date 09/10/15) (a)	35,000,000	0.372	08/09/16	35,000,000
Wells Fargo Bank NA (next reset date 09/21/15) (a)	58,000,000	0.403	08/19/16	58,000,000

Total Other Notes (cost $442,884,774)				442,884,774

Treasury Debt - 0.8%
U.S. Treasury Bill (cost $41,999,265)	42,000,000	0.020	10/01/15	41,999,265

Total Investments - 77.3% (cost $4,312,490,913)				4,312,490,913

Repurchase Agreements - 23.4%
Treasury Repurchase Agreements - 23.0%
Agreement with Credit Suisse Securities (USA) LLC and JP Morgan Chase & Co. (Tri-Party) of $50,000,000 dated August 31, 2015 at 0.620% to be repurchased at $50,000,861 on December 4, 2015, collateralized by: $51,560,000 par various United States Government Treasury Obligations valued at $51,004,980. (d)				50,000,000
Agreement with Federal Reserve Bank and Bank of New York Mellon Corp. (Tri-Party) of $1,235,000,000 dated August 31, 2015 at 0.050% to be repurchased at $1,235,001,715 on September 1, 2015, collateralized by: $1,201,981,900 par various United States Government Treasury Obligations valued at $1,235,001,740.				1,235,000,000

Total Treasury Repurchase Agreements (cost $1,285,000,000)				1,285,000,000

Other Repurchase Agreements - 0.4%
Agreement with JPM Chase and JP Morgan Chase & Co. (Tri-Party) of $25,000,000 dated August 31, 2015 at 0.394% to be repurchased at $25,001,094 on December 3, 2015, collateralized by: $150,299,405 par various Asset-Backed/Mortgage Backed Securities valued at $27,003,112. (d) (cost $25,000,000)				25,000,000

Total Repurchase Agreements (cost $1,310,000,000)				1,310,000,000

Total Investments and Repurchase Agreements - 100.7% (e) (cost $5,622,490,913) (f)				5,622,490,913

Other Assets and Liabilities, Net - (0.7)%				(41,784,822)

Net Assets - 100.0%				5,580,706,091

8	SSGA Prime Money Market Fund

SSGA Prime Money Market Fund

Schedule of Investments, continued — August 31, 2015

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the rate column.
(a)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(b)	Rule 144A, Section 4(2) or other security, which is restricted to resale to institutional investors. The Fund’s investment manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $1,155,488,390 or 20.7% of net assets as of August 31, 2015.
(c)	Security exempt from registration under Rule 144A. These securities, which represent 3.31% of net assets as of August 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Illiquid security.
(e)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(f)	The cost of securities for federal income tax purposes is substantially the same for financial reporting purposes.

Legend

LLC Limited Liability Company

PLC Public Limited Company

Presentation of Portfolio Holdings — August 31, 2015

Categories	% of Net Assets

Asset Backed Commercial Paper	0.6
Certificates of Deposit	38.8
Financial Company Commercial Paper	26.0
Government Agency Debt	3.2
Other Notes	7.9
Treasury Debt	0.8
Repurchase Agreements	23.4

Total Investments and Repurchase Agreements	100.7
Other Assets and Liabilities, Net	(0.7)

100.0

See accompanying notes which are an integral part of the financial statements.

SSGA Prime Money Market Fund	9

SSGA Institutional Money Market Funds

Statements of Assets and Liabilities — August 31, 2015

	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund

Assets
Investments at amortized cost which approximates value	$5,323,120,091	$4,312,490,913
Repurchase agreements at cost which approximates value	2,887,022,000	1,310,000,000
Cash	308,057,100	734
Receivables:
Interest	477,851	1,147,844
Fund shares sold	222	28,034
From adviser	1,719,442	366,830
Prepaid expenses	54,813	94,272

Total assets	8,520,451,519	5,624,128,627

Liabilities
Payables:
Investments purchased	498,991,312	41,999,265
Fund shares redeemed	798,223	16,201
Accrued fees to affiliates and trustees	1,845,155	1,276,064
Other accrued expenses	107,074	113,705
Distribution payable	—	17,301

Total liabilities	501,741,764	43,422,536

Net Assets	$8,018,709,755	$5,580,706,091

Net Assets Consist of:
Distributions in excess of net investment income	$—	$(6,498)
Accumulated net realized gain	3,482	34,690
Paid in capital	8,018,706,273	5,580,677,899

Net Assets	$8,018,709,755	$5,580,706,091

Net Asset Value, offering and redemption price per share:
Net asset value per share:	$1.00	$1.00
Net assets	$8,018,709,755	$5,580,706,091
Shares outstanding ($0.001 par value)	8,018,773,213	5,580,688,547

See accompanying notes which are an integral part of the financial statements.

10	Statements of Assets and Liabilities

SSGA Institutional Money Market Funds

Statements of Operations — For the Year Ended August 31, 2015

	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund

Investment Income
Interest	$2,887,618	$12,689,209

Total investment income	2,887,618	12,689,209

Expenses
Advisory fees	10,260,954	9,239,530
Administration fees	1,602,791	1,434,284
Custodian fees	844,240	837,069
Distribution fees	1,501,630	1,539,922
Transfer agent fees	65,135	57,740
Professional fees	131,543	126,287
Registration fees	26,484	26,606
Shareholder servicing fees	1,334,248	1,177,851
Trustees’ fees	112,645	100,842
Insurance fees	122,360	47,004
Printing fees	60,039	59,266
Miscellaneous	109,116	68,304

Expenses before reductions	16,171,185	14,714,705
Expense reductions	(13,283,567)	(3,462,734)

Net expenses	2,887,618	11,251,971

Net investment income	—	1,437,238

Net Realized Gain (Loss)
Net realized gain (loss) on investments	3,482	95,533

Net Increase in Net Assets from Operations	$3,482	$1,532,771

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	11

SSGA Institutional Money Market Funds

Statements of Changes in Net Assets

	SSGA U.S. Treasury Money Market Fund		SSGA Prime Money Market Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets

Operations
Net investment income	$—	$—	$1,437,238	$641,716
Net realized gain	3,482	—	95,533	163,433

Net increase in net assets from operations	3,482	—	1,532,771	805,149

Distributions
From net investment income	—	(8,496)	(1,437,238)	(889,158)
From net realized gains	—	(12,948)	(126,963)	(203,061)

Net decrease in net assets from distributions	—	(21,444)	(1,564,201)	(1,092,219)

Share Transactions
Net increase (decrease) in net assets from share transactions (Note 4)	(55,002,360)	1,632,918,125	120,725,006	(2,311,165,824)

Total Net Increase (Decrease) in Net Assets	(54,998,878)	1,632,896,681	120,693,576	(2,311,452,894)

Net Assets
Beginning of year	8,073,708,633	6,440,811,952	5,460,012,515	7,771,465,409

End of year	$8,018,709,755	$8,073,708,633	$5,580,706,091	$5,460,012,515

Distributions in excess of net investment income included in net assets	$—	$—	$(6,498)	$(6,498)

See accompanying notes which are an integral part of the financial statements.

12	Statements of Changes in Net Assets

This page has been intentionally left blank.

SSGA Institutional Money Market Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below.

	$ Net Asset Value, Beginning of Year	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
SSGA U.S. Treasury Money Market Fund
August 31, 2015	1.0000	—		—	(c)	—	(c)	—	—
August 31, 2014	1.0000	—		—		—		— (c)	—	(c)
August 31, 2013	1.0000	—		—	(c)	—	(c)	—	—
August 31, 2012	1.0000	—		—	(c)	—	(c)	—	—	(c)
August 31, 2011	1.0000	—	(c)	—	(c)	—	(c)	— (c)	—	(c)
SSGA Prime Money Market Fund
August 31, 2015	1.0000	0.0003		—	(c)	0.0003		(0.0003)	—	(c)
August 31, 2014	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—	(c)
August 31, 2013	1.0000	0.0007		—	(c)	0.0007		(0.0007)	—
August 31, 2012	1.0000	0.0010		—	(c)	0.0010		(0.0010)	—
August 31, 2011	1.0000	0.0012		—	(c)	0.0012		(0.0012)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflects amounts waived and/or reimbursed by the adviser and for certain funds, custody credit arrangements.
(c)	Less than $0.0001 per share.
(d)	Less than 0.005%.
(e)	Less than 0.005% of average net assets.

See accompanying notes which are an integral part of the financial statements.

14	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Year	% Total Return		$ Net Assets, End of Year (000)	% Ratio of Expenses to Average Net Assets, Net	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets

—	1.0000	—		8,018,710	0.04	0.24	—
— (c)	1.0000	—	(d)	8,073,709	0.06	0.23	—
—	1.0000	—		6,440,812	0.09	0.24	—
— (c)	1.0000	—	(d)	4,387,962	0.08	0.25	—
— (c)	1.0000	—	(d)	4,410,166	0.11	0.25	—	(e)

(0.0003)	1.0000	0.03		5,580,706	0.18	0.24	0.02
(0.0001)	1.0000	0.01		5,460,013	0.18	0.24	0.01
(0.0007)	1.0000	0.07		7,771,465	0.20	0.25	0.07
(0.0010)	1.0000	0.10		12,072,632	0.20	0.25	0.10
(0.0012)	1.0000	0.12		9,934,761	0.20	0.25	0.12

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	15

SSGA Institutional Money Market Funds

Notes to Financial Statements — August 31, 2015

1.	Organization

The SSGA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 3, 1987. The Trust operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

As of August 31, 2015, the Trust consisted of eleven (11) series and corresponding classes each of which have the same rights and privileges, including voting rights. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of unlimited number of shares of beneficial interest at a $.001 par value. The financial statements herein relate to the following series (each a “Fund” and, collectively, the “Funds”):

Fund	Classes	Commencement of Operations:
SSGA U.S. Treasury Money Market Fund (diversified)	Class N	December 1, 1993

SSGA Prime Money Market Fund (diversified)	Class N	February 22, 1994

The financial statements of the remaining 9 series are presented in separate reports.

The SSGA U.S. Treasury Money Market Fund and SSGA Prime Money Market Fund are considered to be money market funds pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). It is the policy of the Funds to maintain a stable net asset value per share of $1.00. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

Deloitte & Touche LLP (“Deloitte & Touche”) served as independent registered certified public accounting firm through November 19, 2014. On November 19, 2014, upon recommendation by the Audit Committee of the Funds, the Funds’ Board of Trustees selected Ernst & Young LLP to replace Deloitte & Touche as the independent public accountant for the fiscal year ending August 31, 2015.

The reports of Deloitte & Touche on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through November 19, 2014, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and Deloitte & Touche furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period.

16	Notes to Financial Statements

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services Investment Companies (“ASC 946”).

Security Valuation

The Funds’ securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts. These securities are generally included in Level 2 of the fair value hierarchy.

Because of the inherent uncertainties of valuation and under certain market conditions, the values reflected in the financial statements may differ from the value received upon actual sale of those investments and it is possible that the differences could be material.

These inputs are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes. The Funds value their assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no transfers between levels for year ended August 31, 2015.

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Funds’ assets carried at fair value:

	Investments in Securities
Valuation Inputs	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	$8,210,142,091	$5,622,490,913
Level 3 — Significant Unobservable Inputs	$—	$—

Total	$8,210,142,091	$5,622,490,913

Notes to Financial Statements	17

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Interest income is recorded daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from the sale of disposition of investments are determined using the identified cost method.

Dividends and Distributions

Net investment income is declared daily and is payable as of the last business day of each month. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed-upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government or Government Agency securities, but the underlying securities on the SSGA Prime Money Market Fund may consist of other securities such as Corporate Bonds in limited circumstances. The value of the underlying securities, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The use of repurchase agreements involves certain risks. Upon an event of default under the Master Repurchase Agreement, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve losses, costs or delays. In addition, the proceeds of any such disposition may be less than the amount each Fund is owed under the repurchase agreement. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

Federal Income Taxes

Each Fund has qualified and intends to continue to qualify for and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Funds will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net taxable income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions if any, are determined in accordance with income tax regulation which may differ from U.S. GAAP. The book tax differences were primarily attributable to equalization.

Management has reviewed the Funds’ tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

18	Notes to Financial Statements

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

No income tax returns are currently under examination. Management has analyzed tax laws and regulations and their applications to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of tax liability.

For the year ended August 31, 2015, the Funds’ components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

	Components of Distributable Earnings:		Tax Composition of Distributions:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital

SSGA U.S. Treasury Money Market Fund	$3,482	$—	$—	$—	$—
SSGA Prime Money Market Fund	$45,493	$—	$1,564,201	$—	$—

For the year ended August 31, 2014, the Funds’ tax composition of distributions for federal income tax purposes were as follows:

	Tax Composition of Distributions:
	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital

SSGA U.S. Treasury Money Market Fund	$21,444	$—	$—
SSGA Prime Money Market Fund	$1,092,219	$—	$—

3.	Fees and Compensation paid to Affiliates and other Related Party Transactions

Adviser and Affiliates

The Adviser manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Adviser, calculated daily and paid monthly at the annual rate of 0.15% of its daily average net assets.

The Adviser is contractually obligated until December 31, 2015 to waive 0.05% of its 0.15% management fee on the SSGA U.S. Treasury Money Market Fund. Additionally, the Adviser is further contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.16% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2015 except with the approval of the Fund’s Board of Trustees. The total amounts of the waiver and reimbursement for the year ended August 31, 2015 were $3,430,755 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2015 to waive 0.05% of its 0.15% management fee on the SSGA Prime Money Market Fund. Additionally, the Adviser is further contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.15% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2015 except with the approval of the Fund’s Board of Trustees. The total amounts of the waiver and reimbursement for the year ended August 31, 2015 were $3,305,155 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed from prior years.

The Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to avoid a negative yield (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with the Trust relating to the Voluntary Reduction, the Funds have agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A

Notes to Financial Statements	19

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

Fund will not be obligated to reimburse the Adviser more than three years after the end of the fiscal year for the Fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; to the extent that the amount of such reimbursement would cause the Fund’s net yield to fall below the Fund’s minimum net yield as determined by the Adviser in its sole discretion; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a Fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser would increase fund expenses and negatively impact the SSGA U.S. Treasury Money Market Fund’s and the SSGA Prime Money Market Fund’s future yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that either the SSGA U.S. Treasury Money Market Fund or the SSGA Prime Money Market Fund will be able to avoid a negative yield. Reimbursement payments by a fund to the Adviser in connection with the Voluntary Reduction are considered extraordinary. For the year ended August 31, 2015, the Adviser voluntarily waived $6,830,199 of its fee and reimbursed $2,845,864 of expenses on the SSGA U.S. Treasury Money Market Fund and voluntarily waived $0 of its fee and reimbursed $0 of expenses on the SSGA Prime Money Market Fund. Voluntary reductions subject to potential recovery by year of expiration are as follows:

Expiration	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund
8/31/2016	$4,941,980	$—
8/31/2017	$8,075,743	$181,137
8/31/2018	$6,830,199	$—

The SSGA Funds, except the money market funds, are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSGA Prime Money Market Fund. As of August 31, 2015, $8,250,622 or 0.15% of the shares outstanding represents the investments of other funds not presented herein.

Boston Financial Data Services, Inc. (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services.

State Street provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation.

Administrator and Sub-Administrator

Effective June 1, 2015, SSGA FM serves as Administrator and State Street serves as Sub-Administrator. Pursuant to the Administration Agreement between the Trust on behalf of the Funds and SSGA FM, each Fund pays a fee at an annual rate of 0.05% of the Fund’s net assets. SSGA FM has contractually agreed to waive 0.01% of its administration fee. For the year ended, August 31, 2015, SSGA FM waived fees in the amount of $176,749 and $157,579 for the SSGA U.S. Treasury Money Market Fund and SSGA Prime Money Market Fund, respectively. This waiver may not be terminated or modified except with the approval of the Board.

Prior to June 1, 2015, State Street served as the Administrator of the Funds. For its services as Administrator, the Trust paid State Street an annual fee, payable monthly on a pro rata basis. The annual fee was based on the following percentages of the average daily net assets of the Trust: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Trust paid additional fees to the Administrator for certain services and reimbursed the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Trust pursuant to an Amended and Restated Distribution Agreement dated April 14, 2014. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Funds. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

20	Notes to Financial Statements

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

With respect to the SSGA Prime Money Market Fund, the Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Historical Class N Plan”) under the 1940 Act. Under the Historical Class N Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Historical Class N Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Trust and the servicing of investor accounts. Payments to the Distributor for the sale and distribution of Class N shares are not permitted by the Historical 12b-1 Plan to exceed 0.25% of the SSGA Prime Money Market Fund’s average net asset value per year.

Additionally, the Board approved the following limits on the amount of Rule 12b-1 fees the Distributor is reimbursed pursuant to the Historical 12b-1 Plan:

12b-1 Fee Limit
SSGA Prime Money Market Fund	0.05%

With respect to the SSGA U.S. Treasury Money Market Fund, to compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Fund, the Fund may make payments from the assets attributable to certain classes of its shares to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. At the time of adoption, none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Plan. The Plan calls for payments at an annual rate (based on average net assets) of 0.25%.

Additionally, the Board approved the following limits on the amount of Rule 12b-1 fees paid to the Distributor:

12b-1 Fee Limit
SSGA U.S. Treasury Money Market Fund	0.04%

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes

Notes to Financial Statements	21

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

asset-based fees and account-based fees. The amount of continuing compensation paid by the Distributor to different financial intermediaries varies. Some portion of the Distributor’s payments to financial intermediaries will be made out of amounts received by the Distributor under the Funds’ Plans. In addition, certain of the Funds may reimburse the Distributor for payments the Distributor makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically. A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Each Fund listed in the table below has a shareholder servicing agreement during the reporting period with State Street and Wealth Management Systems, an entity related to State Street. For these services, Class N shares paid a maximum of 0.025% to State Street, and 0.05% to Wealth Management Systems, based on the average daily value of all Class N shares held by their clients. Effective June 1, 2015, the shareholder servicing agreement between the Trust and State Street was terminated. For the year ended August 31, 2015, the Funds paid the following shareholder servicing expenses to the agents:

	State Street	Wealth Management Systems

SSGA U.S. Treasury Money Market Fund	$1,267,156	$166,186
SSGA Prime Money Market Fund	1,108,779	170,149

Board of Trustees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

Each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. Trustees’ fees and expenses are allocated among the Trusts and Funds overseen by the Trustees in a manner deemed equitable taking into consideration the relative net assets of the Funds, subject to a $15,000 minimum per Fund. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. Trustee fees are allocated among the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSGA Funds’ expenses. However, the SSGA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSGA Funds. As of the fiscal year ended August 31, 2015, none of the Independent Trustees participated in the optional deferred compensation program.

The Trust’s officers are compensated by the Adviser and its affiliates.

Accrued fees payable to affiliates and trustees as of August 31, 2015 were as follows:

	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund

Advisory fees	$985,018	$757,338
Administration fees	372,432	251,464
Custodian fees	204,520	219,803
Distribution fees	248,657	8,007
Shareholder servicing fees	14,015	13,606
Transfer agent fees	20,513	16,916
Trustees’ fees	—	8,930

	$1,845,155	$1,276,064

22	Notes to Financial Statements

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

4.	Fund Share Transactions

	Year Ended August 31, 2015	Year Ended August 31, 2014

SSGA U.S. Treasury Money Market Fund
Proceeds from shares sold	$15,991,574,686	$19,722,021,328
Proceeds from reinvestment of distributions	—	20,561
Payments for shares redeemed	(16,046,577,046)	(18,089,123,764)

Total net increase (decrease)	$(55,002,360)	$1,632,918,125

SSGA Prime Money Market Fund
Proceeds from shares sold	$21,279,216,081	$20,834,820,548
Proceeds from reinvestment of distributions	1,470,184	1,016,638
Payments for shares redeemed	(21,159,961,259)	(23,147,003,010)

Total net increase (decrease)	$120,725,006	$(2,311,165,824)

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

5.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Schedules of Investments.

6.	Rule Issuance and Recent Accounting Pronouncements

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to the governing rules for money market funds. The amendments require that, following a two-year implementation timeframe, institutional prime and institutional tax exempt money market funds adopt a floating net asset value. The rule changes also allow for certain liquidity-based redemption fees and gate, and include enhanced requirements for disclosure and stress testing. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Funds’ financial statements and related disclosure.

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and enhances the required disclosures for repurchase agreements, reverse repurchase agreements and other similar transactions accounted for as secured borrowings, including securities lending. Management is evaluating the impact, if any, of this standard on the Funds’ financial statements and related disclosures, which would first be effective for annual and interim reporting periods beginning after December 15, 2014.

Notes to Financial Statements	23

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

24	Notes to Financial Statements

SSGA Institutional Money Market Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of SSGA Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSGA U.S. Treasury Money Market Fund and SSGA Prime Money Market Fund (collectively, the “Funds”) (two of the portfolios constituting SSGA Funds) as of August 31, 2015, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended August 31, 2014 and the financial highlights for periods ended prior to September 1, 2014 were audited by another independent registered public accounting firm whose report, dated October 30, 2014, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SSGA Funds at August 31, 2015, the results of their operations, changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 30, 2015

Report of Independent Registered Public Accounting Firm	25

SSGA Institutional Money Market Funds

Tax Information — August 31, 2015 (Unaudited)

For the tax year ended August 31, 2015, the SSGA U.S. Treasury Money Market Fund did not designate any of its net taxable income as qualified interest income taxed at individual ordinary income rates.

For the tax year ended August 31, 2015, the SSGA Prime Money Market Fund hereby designates 98% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

Short term capital gains dividends of $126,963 were paid by the SSGA Prime Money Market Fund during the year ended August 31, 2015.

The Form 1099-DIV mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015.

Please consult a tax advisor for questions about federal or state income tax laws.

26	Tax Information

SSGA Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory Agreement1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met in Executive Sessions on April 12-13, 2015, and May 18-19, 2015 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel that is independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 12-13, 2015 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 18-19, 2015 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent third-party provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2014, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•

Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

[1]

Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreement, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	27

SSGA Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of each Code of Ethics adopted by the Adviser, together with information relating to compliance with and the administration of such Codes;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds;

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;

•

Draft responses to the letter dated March 11, 2015 from Joseph P. Barri, LLC, co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”), to the Independent Trustees, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the sub-administrator, administrator, custodian, transfer agent, securities lending agent, and/or shareholder services, as applicable, for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from the Adviser, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter dated March 11, 2015 from Joseph P. Barri, LLC prior to the Executive Sessions of the Board on May 18-19, 2015.

28	Basis for Approval of Investment Advisory Contracts

SSGA Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2014, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2014;

•	Lipper materials dated March 2015, circulated to the Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 18-19, 2015 the Board, including a majority of the Independent Trustees, voted to approve continuation of the Advisory Agreement effective June 1, 2015, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. The Board also considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide, high quality investment management and related services for the Funds.

Basis for Approval of Investment Advisory Contracts	29

SSGA Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2014. The Board noted the relatively narrow range of returns in each Fund’s Performance Group and Performance Universe. The Board also observed that several basis points of performance, whether from yield on portfolio investments or fees waived by service providers, accounted for substantial differences in performance relative to other funds in such Group and Universe during periods when preservation of capital and net asset value were generally considered by stockholders to have been more important than several basis points of yield. Among other information, the Board considered the following performance information in its evaluation of your Fund(s):

SSGA U.S. Treasury Money Market Fund. The Board considered that: (a) the Fund equaled the median of its Performance Group for the 1-, 3- and 5-year periods and outperformed the median of its Performance Group for the 10-year period; and (b) the Fund underperformed the median of its Performance Universe and its Lipper Index for the 1-, 3- and 5-year periods and outperformed the median of its Performance Universe and its Lipper Index for the 10-year period. The Board took into account management’s discussion of the Fund’s performance.

SSGA Prime Money Market Fund. The Board considered that: (a) the Fund equaled the medians of its Performance Group and Performance Universe for the 1-year period and outperformed the medians of its Performance Group and Performance Universe for the 3-, 5- and 10-year periods; and (b) the Fund underperformed its Lipper Index for the 1-, 3-, 5- and 10-year periods. The Board took into account management’s discussion of the Fund’s performance.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. Among other information, the Board considered the following expense information in its evaluation of your Fund(s):

SSGA U.S. Treasury Money Market Fund. The Board considered that the Fund’s actual management fee equaled the median of its Expense Group and was below the median of its Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

SSGA Prime Money Market Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

30	Basis for Approval of Investment Advisory Contracts

SSGA Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Basis for Approval of Investment Advisory Contracts	31

SSGA Institutional Money Market Funds

Shareholder Requests for Additional Information — August 31, 2015 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.SSGAfunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Funds voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.SSGAfunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Funds file their monthly portfolio holdings with the U.S. Securities and Exchange Commission on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. The Funds’ Form N-MFP is available (i) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or ii) at the Securities and Exchange Commission’s public reference room.

32	Shareholder Requests for Additional Information

SSGA Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES
Michael F. Holland State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

William L. Boyan State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society; Trustee, Children’s Hospital, Boston, MA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust.

Disclosure of Information about Fund Trustees and Officers	33

SSGA Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
William L. Marshall State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, (2008 – 2014) Doylestown Health Foundation Board; and the Ann Silverman Community Clinic of Doylestown, PA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013: Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

Rina K. Spence State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

34	Disclosure of Information about Fund Trustees and Officers

SSGA Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
Bruce D. Taber State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Douglas T. Williams State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.
INTERESTED TRUSTEES(2)
Gregory A. Ehret SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Trustee	Term: Indefinite Elected Trustee: 8/15	President and Global Chief Operating Officer State Street Global Advisors (2012 – Present); Head of Europe, the Middle East, and Africa, State Street Global Advisors (2008 – 2012); Head of Sales and Distribution in Europe, the Middle East, and Africa, State Street Global Advisors (2007 – 2008).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Chairman and Director, SSGA Funds Management, Inc. (2012 – present); President, SSGA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	268	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSGA Active Trust; and Trustee, SSGA Master Trust.

(1)	As of October 12, 2015.
(2)	Mr. Ehret and Mr. Ross are Interested Trustees because of their employment by SSGA Funds Management, Inc., an affiliate of the Trust.

Disclosure of Information about Fund Trustees and Officers	35

SSGA Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President Assistant Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 4/15	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Vice President, SSGA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Treasurer	Term: Indefinite Elected: 4/15	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).

David K. James State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).

36	Disclosure of Information about Fund Trustees and Officers

SSGA Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Kristin Schantz State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Senior Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008 – 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 800-997-7327.

Disclosure of Information about Fund Trustees and Officers	37

SSGA Institutional Money Market Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Boyan

Gregory A. Ehret

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Officers

Ellen M. Needham, President and Principal Executive Officer

Chad C. Hallett, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President and Assistant Treasurer

Brian Harris, Chief Compliance Officer

David James, Secretary

Joshua A. Weinberg, Chief Legal Officer

Kristin M. Schantz, Assistant Secretary

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as sub-administrator, custodian, transfer agent and shareholder servicing agent and pays SSGA Funds Management, Inc. for investment advisory and administrator services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

38	Fund Management and Service Providers

IBG-17012	SSGAIMMFDAR